                                                                    EXHIBIT 99.1

                                      PROXY
                       COLORADO BUSINESS BANKSHARES, INC.
                                 821 17TH STREET
                             DENVER, COLORADO 80202
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned, having duly received the Notice of Special Meeting and the accompanying Joint Proxy Statement/Prospectus, hereby appoints Steven Bangert and Jonathan C. Lorenz proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Common Stock of Colorado Business Bankshares, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Colorado Business Bankshares, Inc. to be held on March 6, 2001 at the Hotel Monaco, 1717 Champa Street, Denver, Colorado 80202 in the Paris C meeting room at 8:00 a.m., M.D.T., and any adjournment thereof. Matters 1, 2 and 3 set forth below have been proposed by Colorado Business Bankshares, Inc.


         1. APPROVAL OF THE PLAN OF MERGER SET FORTH IN THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER DATED NOVEMBER 28, 2000 AMONG COLORADO BUSINESS BANKSHARES, INC., FCBA ACQUISITION CORPORATION AND FIRST CAPITAL BANK OF ARIZONA.

         [ ]     FOR         [ ]     AGAINST    [ ]     ABSTAIN

         2. APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION CHANGING THE PROPER CORPORATE NAME OF COLORADO BUSINESS BANKSHARES, INC. TO COBIZ INC.

         [ ]     FOR         [ ]     AGAINST    [ ]     ABSTAIN


                (Continued and to be signed on the reverse side.)



         3. APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION ALLOWING THE SHAREHOLDERS OF COLORADO BUSINESS BANKSHARES, INC. TO APPROVE ANY ACTION REQUIRING SHAREHOLDER APPROVAL BY THE VOTE REQUIRED BY THE COLORADO BUSINESS CORPORATION ACT FOR CORPORATIONS FORMED AFTER THE EFFECTIVE DATE OF THAT ACT.

         [ ]     FOR         [ ]     AGAINST    [ ]     ABSTAIN

         4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

          The board of directors of Colorado Business Bankshares, Inc. recommends a vote FOR the proposal to approve the plan of merger, a vote FOR the proposal to approve the amendment changing the corporate name and a vote FOR the proposal to approve the amendment changing the voting requirement. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 ABOVE.

         PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.

                                            Please sign exactly as your name(s)
                                            appears on the certificate or
                                            certificates representing shares to
                                            be voted by this proxy, as shown on
                                            the left. For joint accounts, all
                                            owners should sign. If signing in a
                                            representative capacity, please
                                            indicate title and authority.

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                                                    Signature


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                                                    Signature

                                            Date:
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